Exhibit 99.1

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 2 AND WAIVER (this “Agreement”), dated as of October     , 2005, to the Credit Agreement, dated as of April 6, 2004 (as amended to the date hereof, the “Credit Agreement”), among Prestige Brands, Inc., a Delaware corporation (the “Borrower”), Prestige Brands International, LLC, a Delaware limited liability company (the “Parent”), the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as documentation agent.  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower has failed, since the Closing Date, to deliver consolidating Financial Statements as required pursuant to clauses (b) and (c) of Section 6.1 (Financial Statements) of the Credit Agreement (such Events of Default, together with any Event of Default that may exist by reason of any failure to deliver notice thereof under Section 6.2 (Default Notices) of the Credit Agreement and by past misrepresentations under the Credit Agreement that no Default or Events of Default existed and were continuing, the “Specified Events of Default”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Requisite Lenders (a) waive the Specified Events of Default and (b) amend the Credit Agreement to delete the delivery requirements of consolidating Financial Statements; and

WHEREAS, the Lenders party to the Lenders’ Consent (constituting the Requisite Lenders) and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to(a) waive the Specified Events of Default and (b) amend the Credit Agreement to delete the delivery requirements of consolidating Financial Statements;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.                                          Waiver

Effective as of the Amendment Effective Date, subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 hereof, the Lenders party to the Lender’s Consent, constituting the Requisite Lenders, and the Administrative Agent waive the Specified Events of Default (and ratify Amendment No. 1 to the Credit Agreement, which became effective on February 15, 2005); provided, however, that, in respect of Specified Events of Default relating to representations and warranties, such Specified Events of Default shall be waived only to the extent they relate to representations and warranties made prior to the date hereof; and provided, further, that the waiver set forth in this Section 1 shall not excuse any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2.                                          Amendments to the Credit Agreement

Clauses (b) and (c) of Section 6.1 (Financial Statements) of the Credit Agreement are, effective as of the Effective Date (as defined in Section 3 hereof), hereby amended by deleting the phrase “and consolidated” therein each time it occurs.

Section 3.                                          Conditions Precedent

This Agreement shall become effective as of the date that each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent (such date, the “Effective Date”):

(a)                                 Certain Documents.  The Administrative Agent shall have received each of the following (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i)                                     this Agreement, duly executed by the Borrower, the Parent and the Administrative Agent;

(ii)                                  consents in the form attached hereto as Exhibit A from Lenders constituting Requisite Lenders; and

(iii)                               such additional documentation as the Administrative Agent may reasonably require.

(b)                                 Payment of Fees Costs and Expenses.  The Administrative Agent shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Agreement, the Credit Agreement and each other Loan Document, as required by Section 5 hereof, in each case which are due and payable on the date hereof and for which invoices have been made.

(c)                                  Representations and  Warranties.  Each of the representations and warranties contained in Section 3 below shall be true and correct.

(d)                                 No Default or Event of Default.  After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.

Section 4.                                          Representations and Warranties

On and as of the Effective Date, after giving effect to this Agreement, each of the Parent and the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)                                 this Agreement has been duly authorized, executed and delivered by each of the Parent and the Borrower and constitutes a legal, valid and binding obligation of the Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with its terms and the Credit Agreement as modified by this Agreement and constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against the Parent and the

Borrower in accordance with its terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally;

(b)                                 each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended or otherwise modified hereby and after giving effect to the consents and waivers set forth herein;

(c)                                  no Default or Event of Default has occurred and is continuing after giving effect to this Agreement.

Section 5.                                          Fees and Expenses

The Borrower and each other Loan Party agrees to pay in accordance with the terms of Section 11.3(a) (Costs and Expenses) of the Credit Agreement all fees, costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 6.                                          Reference to the Effect on the Loan Documents

(a)                                 Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument.

(b)                                 Except as expressly modified hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)                                 This Agreement is a Loan Document.

Section 7.                                          Execution in Counterparts

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.                                          Governing Law

This Agreement shall be governed by and construed in accordance with the law of the State of New York.

Section 9.                                          Section Titles

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 10.                                   Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11.                                   Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12.                                   Successors

The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13.                                   Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

PRESTIGE BRANDS, INC., as Borrower under the Credit Agreement

By:

Name:
Title:
Date:

PRESTIGE BRANDS INTERNATIONAL, LLC,
as the Parent

By:

Name:
Title:
Date:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent under the Credit Agreement

By:

Name:
Title:
Date:

[SIGNATURE PAGES TO AMENDMENT NO. 2 AND WAIVER]

LENDER CONSENT
TO
AMENDMENT AND WAIVER NO. 2
TO
PRESTIGE BRANDS INC.’S CREDIT AGREEMENT

The undersigned is a Lender or Issuer party to the Credit Agreement, dated as of April 6, 2004 (as amended to the date hereof, the “Credit Agreement”), among Prestige Brands, Inc., a Delaware corporation (the “Borrower”), Prestige Brands International, LLC, a Delaware limited liability company (the “Parent”), the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as documentation agent.

The undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the waivers, consents, amendments and other terms of Amendment and Waiver No. 2, dated as of the date hereof, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of	,	20	.

[INSERT NAME OF LENDER],
as a Lender under the Credit Agreement

By:
Name:
Title: